UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2006
LaCROSSE FOOTWEAR, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 262-0110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
On September 8, 2006, LaCrosse Footwear, Inc. (the “Company”) entered into an amended and restated credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender. The new agreement supersedes the former credit agreement between the parties and extends the term of the credit arrangement to June 30, 2009. The former credit agreement between the parties was scheduled to expire on June 30, 2007.
As with the superseded credit agreement, amounts borrowed under the revised agreement are primarily secured by substantially all of the assets of the Company. The maximum aggregate principal amount of borrowings allowed from January 1 to May 31 remains $17.5 million. The maximum aggregate principal amount of borrowings allowed from June 1 to December 31 remains $30 million. There continues to be no borrowing base limitations under the new agreement.
In connection with the amended and restated credit agreement, the Company executed and delivered a new revolving line of credit note to supersede the note under the prior credit agreement. The new note provides for an interest rate at the Company’s option of the prime rate minus 0.50%, or LIBOR plus 1.5%. The rate on the superseded note was the prime rate, or LIBOR plus 1.5%, also at the Company’s option.
Copies of the amended and restated credit agreement and the new note are attached as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein. The foregoing descriptions of the agreement and note do not purport to be complete and are qualified in their entirety by reference to such exhibits.
ITEM 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see the summary of the amended and restated credit agreement and the revolving line of credit note under Item 1.01, Entry into a Material Definitive Agreement.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement, dated September 8, 2006, by and among LaCrosse Footwear, Inc. as borrower, and Wells Fargo Bank, National Association, as lender.

10.2	Revolving Line of Credit Note, dated September 8, 2006, by and among LaCrosse Footwear, Inc. as borrower, and Wells Fargo Bank, National Association, as lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: September 12, 2006	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement, dated September 8, 2006, by and among LaCrosse Footwear, Inc. as borrower, and Wells Fargo Bank, National Association, as lender.

10.2	Revolving Line of Credit Note, dated September 8, 2006, by and among LaCrosse Footwear, Inc. as borrower, and Wells Fargo Bank, National Association, as lender.